Exhibit 10.41

Amended No. 2 to the Investment Agreement XM20160810-01-A2 Parties: Party A: The Administrative Committee of Xiamen Torch Hi-Tech Industrial Development Zone (hereinafter "Party A") Party B: People's government of Xiang'an Xiamen (hereinafter "Party B") Party C: Photronics Singapore Pte, Ltd. (hereinafter "Party C") Party D: DNP Asia Pacific Pte. Ltd. (hereinafter "Party D") Party E: Xiamen American Japan Photronics Mask Co., Ltd. (hereinafter "Party E " or the "Project Company") Party A, B, C ,D and E are collectively referred to as the "Parties". Whereas: Party A and Party C signed an Investment Agreement with an agreement number NO. XM20160810-01, Party D and Party E join the Investment Agreement by signing the Amendment No.1 (hereinafter collectively referred to as the "Investment Agreement"). To enhance the development of the integrated circuit industry, especially the innovation and upgrade the technology of photomask manufacturing for the integrated circuit industry, Party A and Party B have agreed to provide Party E with additional incentives as set forth herein, the Parties agree to amend the Investment Agreement as following:

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